EXHIBIT 10.1 - BINDING OPTION AND LETTER OF INTENT, DATED FEBRUARY 9, 2017, BETWEEN IHEARTMEDIA, INC. AND CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

February 9, 2017

David Sailer, Chief Financial Officer - Americas
Clear Channel Outdoor Holdings, Inc.
200 East Basse Road, Suite 100
San Antonio, TX 78209

RE: Binding Option and Letter of Intent

Dear Mr. Sailer,

This Binding Option and Letter of Intent (the “Letter of Intent”) sets forth certain agreements between iHeartMedia, Inc., a Delaware corporation (“IHM”), and Clear Channel Outdoor Holdings, Inc. a Delaware corporation (“CCOH”), on behalf of themselves and their respective subsidiaries, related to a potential cash dividend proposed to be declared and paid by CCOH in the amount of $282.5 million (the “Dividend”).

The parties are entering into this Letter of Intent to provide for a binding option for CCOH to purchase the registered trademarks and domain names owned by IHM and its subsidiaries (including iHM Identity, Inc., a Texas corporation (“IHM Identity”)) that incorporate one or more of the words “Clear” and/or “Channel,” and any translations or derivations of any of the foregoing, including without limitation those incorporating the terms “Clara” and “CC,” together with any goodwill associated therewith, including those set forth on Exhibit A attached hereto (the “CCOH IP” and such purchase, the “CCOH IP Sale”).

Subject to the terms and conditions set forth herein, IHM hereby grants to CCOH (or a subsidiary thereof designated by CCOH) a binding option (the “Option”), exercisable in CCOH’s sole and absolute discretion at any time between (a) the date of the first anniversary of the payment of the Dividend (the “Option Period Start Date”) and (b) the later of (i) the date of the second anniversary of the payment of the Dividend (the “Second Anniversary Date”) and (ii) if CCOH has notified IHM in writing of its election to select an Independent Appraiser (as defined below) on or prior to the Second Anniversary Date, the date that is 90 days following the date that the Purchase Price (as defined below) is determined by the Independent Appraiser (the later of (i) and (ii), the “Expiration Date”), to purchase the CCOH IP from IHM and its applicable subsidiaries.

In consideration for the purchase of the CCOH IP and exercise of the Option, CCOH shall pay to IHM (or its applicable subsidiary) a purchase price (the “Purchase Price”) equal to the fair market value of the CCOH IP, as determined by an independent appraisal or investment banking firm or consultant mutually agreed and selected by IHM and CCOH (an “Independent Appraiser”). At any time prior to the Second Anniversary Date, CCOH may give notice to IHM that it intends to select an Independent Appraiser, and the parties shall reasonably cooperate and act in good faith to jointly select such Independent Appraiser within no more than 10 days following such notice. CCOH may exercise the Option at any time from the Option Period Start Date until the Expiration Date; provided that if such exercise occurs more than 90 days following determination of the Purchase Price by such Independent Appraiser, exercise of the Option will require a new determination of the Purchase Price by an Independent Appraiser, selected by the parties in accordance with this paragraph. The fees and expenses of any Independent Appraiser shall be shared equally by each of CCOH and IHM.

The closing of the CCOH IP Sale and all other related transactions (the “Closing”) shall take place no later than 45 days following exercise of the Option by CCOH. At the Closing, the following events shall take place: (i) IHM shall, and shall cause each of its applicable subsidiaries to, execute and deliver any documents that are reasonably necessary to carry out the purchase by CCOH of the CCOH IP, and to transfer and assign to CCOH or its designated subsidiaries, all of their right, title and interest in, to and under the CCOH IP, which documents will contain customary representations and warranties, including with respect to title to the CCOH IP; and (ii) CCOH shall pay the Purchase Price to IHM (or its applicable subsidiary). Following the Closing, IHM shall, and shall cause each of its applicable subsidiaries to, cooperate with CCOH to effect the transfer and assignment to CCOH (or any subsidiary of CCOH) of any CCOH IP.

Notwithstanding any of the foregoing, the parties agree that CCOH shall be responsible for and shall cause Outdoor Management Services, Inc., a Nevada corporation (“OMS”) to pay the royalty fee due to IHM Identity in respect of the year ended December 31, 2017, pursuant to Section 3 of the Amended and Restated License Agreement, dated November 10, 2005 and amended as of January 1, 2011, by and between IHM Identity and OMS.

From the date of this Letter of Intent until the Closing, IHM shall (and shall cause its subsidiaries to) use commercially reasonable efforts to (i) preserve in all respects the CCOH IP, (ii) comply in all material respects with all laws applicable to the CCOH IP, (iii) promptly pay and fully satisfy all filing fees and any other obligations relating to or as are necessary to preserve the CCOH IP in the ordinary and usual course, (iv) not take, or fail to take, any action which could reasonably be expected to result in a failure to consummate the CCOH IP Sale, (v) not incur, create, assume or permit the incurrence, creation or assumption of any lien with respect to the CCOH IP, and (vi) not dispose of any of the CCOH IP, or waive, release, grant, license, permit to lapse, abandon, fail to assert or transfer any right, title or interest in or to any CCOH IP.

IHM and CCOH each, on their own behalf and each respectively on behalf of their subsidiaries (other than, in the case of IHM, CCOH and any of CCOH’s subsidiaries), hereby represent and warrant that (a) such party has the requisite corporate power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Letter of Intent and to consummate the CCOH IP Sale and all other transactions contemplated hereby; (b) this Letter of Intent has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms hereof; and (c) such party’s execution and delivery of, and performance under, this Letter of Intent (including the exercise of the Option and the Closing), do not and will not (i) contravene its or any of its subsidiaries’ organizational documents, any court decree or order binding on or affecting it or any of its subsidiaries, or any law or regulation binding on or affecting such party or any of its subsidiaries, (ii) result in or require the creation or imposition of any lien on any of the CCOH IP or (iii) conflict with or result in a default under any contract, agreement, or instrument binding on or affecting such party or any of its subsidiaries or the CCOH IP.

No provisions of this Letter of Intent shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom such waiver, amendment, supplement or modification is sought to be enforced. The parties hereby agree that approval by a vote of a majority of the members of the board of directors of CCOH who have been determined to be “independent directors” under applicable stock exchange listing and corporate governance rules will be (a) sufficient and required for the making of any decision or taking of any action by CCOH hereunder, including to exercise the Option, enforce rights or require performance hereunder; and (b) required prior to CCOH agreeing to amend, supplement or modify, or waive any provision under, this Letter of Intent.

This Letter of Intent shall be interpreted in accordance with the laws of the State of Delaware, regardless of any conflicts of laws provisions thereof or under the laws of any other jurisdiction which would require the application of the laws of another jurisdiction. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Letter of Intent, the party or parties who are, or are to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief (on an interim or permanent basis) in respect of its or their rights under this Letter of Intent, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss arising as a result thereof and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the parties.

This Letter of Intent may be executed in one or more counterparts (including by facsimile or electronic transmission in .pdf, .tiff or any similar format), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Letter of Intent shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided that no party may assign its respective rights or delegate its respective obligations under this Letter of Intent without the express prior written consent of the other party, except that each party may assign its rights and delegate its obligations under this Letter of Intent to any of its subsidiaries (provided that no such assignment or delegation shall release such party from any liability or obligation under this Letter of Intent). If any provision of this Letter of Intent is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.
[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Binding Option and Letter of Intent to be executed on the date first written above by their respective duly authorized officers.
IHEARTMEDIA, INC.,
a Delaware corporation
By: /s/ Juliana F. Hill
Name:     Juliana F. Hill
Title:     SVP - Liquidity and Asset Management

Agreed and acknowledged:
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.,
a Delaware corporation
By: /s/ David Sailer
Name:     David Sailer
Title:     CFO - Americas

[Signature Page - Binding Option and Letter of Intent]

EXHIBIT A
CCOH IP
Trademarks

Mark Name	Country	Current Owner	Status	Application Date	Application Number	Registration Date	Registration Number
C & Design	Australia	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	Bermuda	CLEAR CHANNEL IDENTITY, INC.	Registered	10/18/2007	Not Available	10/18/2014	47372
C & DESIGN	Brazil	CLEAR CHANNEL IDENTITY, INC.	Registered	04/05/2002	824474449	03/11/2008	824474449
C & DESIGN	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	03/28/2002	1135728	12/01/2010	783818
C & DESIGN	Community Trademark	CLEAR CHANNEL IDENTITY, INC.	Registered	04/14/2005	004388377	04/30/2015	004388377
C & DESIGN	Hong Kong	CLEAR CHANNEL IDENTITY, INC.	Registered	03/13/2008	301071008	09/11/2008	301071008
C & DESIGN	India	CLEAR CHANNEL IDENTITY, L.P.	Registered	01/14/2008	1641373	12/23/2011	1641373
C & DESIGN	International	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	Japan	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	04/17/2002	543417	05/29/2002	749474
C & DESIGN	New Zealand	CLEAR CHANNEL IDENTITY, INC.	Registered	10/11/2002	666201	07/07/2003	666201
C & DESIGN	Norway	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	04/03/2002	148661	07/08/2012	29788
C & DESIGN	Russian Federation	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	Singapore	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	T0901756C
C & DESIGN	South Africa	CLEAR CHANNEL INDEPENDENT (PROPRIETARY) LIMITED	Registered	05/21/2002	2002/07017	05/21/2002	2002/07017
C & DESIGN	Switzerland	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	Thailand	CLEAR CHANNEL IDENTITY, INC.	Registered	07/05/2013	899720	07/05/2013	Bor66382

C & DESIGN	Turkey	CLEAR CHANNEL IDENTITY, INC.	Registered	09/29/2008	991556	09/29/2008	991556
C & DESIGN	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	03/22/2002	76/386,225	06/10/2003	2,723,643
C & DESIGN (CLEAR CHANNEL INDEPENDENT)	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	05/21/2002	2002/07015	05/21/2002	2002/07015
C & DESIGN (CLEAR CHANNEL INDEPENDENT)	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	05/21/2002	2002/07013	05/21/2002	2002/07013
C & DESIGN (CLEAR CHANNEL INDEPENDENT)	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	05/21/2002	2002/07016	05/21/2002	2002/07016
C & DESIGN (CLEAR CHANNEL INDEPENDENT)	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	05/21/2002	2002/07014	05/21/2012	2002/07014
C & DESIGN (COLOR)	France	CLEAR CHANNEL FRANCE	Registered	12/04/2001	013134999	05/10/2002	013134999
C & DESIGN (SERIES)	Great Britain	CLEAR CHANNEL IDENTITY, INC.	Registered	03/06/2008	2481620	09/12/2008	2481620
C CLEAR CHANNEL & DESIGN	Swaziland	CLEAR CHANNEL IDENTITY, INC.	Registered	02/28/2013	63/2013	09/06/2004	295/2003
CLEAR CHANNEL	Argentina	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	3223871	02/28/2013	2581624
CLEAR CHANNEL	Australia	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	Australia	CLEAR CHANNEL IDENTITY, INC.	Registered	09/09/1998	772568	09/09/1998	772568
CLEAR CHANNEL	Australia	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	900488	01/16/2002	900488
CLEAR CHANNEL	Brazil	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	824271289	12/02/2008	824271289
CLEAR CHANNEL	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	08/20/1998	0888009	02/19/2003	TMA575950
CLEAR CHANNEL	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	1127836	07/09/2009	743181
CLEAR CHANNEL	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	09/01/1998	9800099895	02/07/2000	1362333
CLEAR CHANNEL	Community Trademark	CLEAR CHANNEL IDENTITY, INC.	Registered	01/15/2002	002534980	07/08/2004	002534980

CLEAR CHANNEL	Community Trademark	CLEAR CHANNEL IDENTITY, INC.	Registered	04/14/2005	004388336	04/30/2015	004388336
CLEAR CHANNEL	Community Trademark	CLEAR CHANNEL IDENTITY, L.P.	Registered	08/20/1998	000911842	12/21/1999	000911842
CLEAR CHANNEL	Czech Republic	CLEAR CHANNEL IDENTITY, INC.	Registered	09/15/1998	O-135964	04/19/2000	223871
CLEAR CHANNEL	Estonia	CLEAR CHANNEL IDENTITY, INC.	Registered	08/19/1998	9801968	06/22/2000	31353
CLEAR CHANNEL	Great Britain	CLEAR CHANNEL IDENTITY, INC.	Registered	03/06/2008	2481618	09/12/2008	2481618
CLEAR CHANNEL	Hong Kong	CLEAR CHANNEL IDENTITY, INC.	Registered	03/13/2008	301071026	09/11/2008	301071026
CLEAR CHANNEL	Hong Kong	CLEAR CHANNEL IDENTITY, INC.	Registered	08/25/1998	98/11244	08/25/2015	B06228/2000
CLEAR CHANNEL	India	CLEAR CHANNEL IDENTITY, L.P.	Registered	01/21/2008	1643787	01/21/2008	1643787
CLEAR CHANNEL	India	CLEAR CHANNEL IDENTITY, L.P.	Registered	08/20/1998	815525	08/20/1998	815525
CLEAR CHANNEL	International	CLEAR CHANNEL IDENTITY, INC.	Registered		Not Available	04/01/2008	999753
CLEAR CHANNEL	International	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	Japan	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	10/27/1998	352173	11/30/1998	595617
CLEAR CHANNEL	Mozambique	CLEAR CHANNEL IDENTITY, INC.	Registered	11/25/2002	06643/2002	11/25/2002	06643/2002
CLEAR CHANNEL	New Zealand	CLEAR CHANNEL IDENTITY, INC.	Registered	03/11/2008	785678	06/11/2009	785678
CLEAR CHANNEL	Norway	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	Norway	CLEAR CHANNEL IDENTITY, INC.	Registered	08/20/1998	199807468	09/28/2000	204932
CLEAR CHANNEL	Norway	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2012	200200236	12/05/2012	216829
CLEAR CHANNEL	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	142583	12/12/2013	34066
CLEAR CHANNEL	Russian Federation	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	Singapore	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	T0905324A
CLEAR CHANNEL	Switzerland	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753

CLEAR CHANNEL	Switzerland	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	00337/2002	08/30/2002	499175
CLEAR CHANNEL	Taiwan	CLEAR CHANNEL IDENTITY, INC.	Registered	08/28/1998	87042556	11/01/1999	116842
CLEAR CHANNEL	Turkey	CLEAR CHANNEL IDENTITY, INC.	Registered	04/01/2008	999753	04/01/2008	999753
CLEAR CHANNEL	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	07/16/2001	76/285,461	09/07/2004	2,882,210
CLEAR CHANNEL	Zambia	CLEAR CHANNEL IDENTITY, INC.	Registered	12/06/2002	697/2002	12/06/2002	697/2002
CLEAR CHANNEL & DESIGN	Argentina	CLEAR CHANNEL IDENTITY, INC.	Registered	01/28/2013	3223875	02/28/2013	2581620
CLEAR CHANNEL & DESIGN	Australia	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	900487	01/16/2002	900487
CLEAR CHANNEL & DESIGN	Bahamas	CLEAR CHANNEL IDENTITY, L.P.	Registered	04/05/2007	30,454	11/11/2013	30454
CLEAR CHANNEL & DESIGN	Bermuda	CLEAR CHANNEL IDENTITY, INC.	Registered	10/18/2007	Not Available	10/18/2014	47371
CLEAR CHANNEL & DESIGN	Brazil	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	824271220	11/25/2008	824271220
CLEAR CHANNEL & DESIGN	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	1127838	10/10/2008	TMA725831
CLEAR CHANNEL & DESIGN	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	12/07/2010	8470455	02/14/2013	8470455
CLEAR CHANNEL & DESIGN	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	12/07/2010	8470452	12/14/2013	8470452
CLEAR CHANNEL & DESIGN	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	12/07/2010	8470453	12/14/2013	8470453
CLEAR CHANNEL & DESIGN	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	12/07/2010	8470454	04/07/2014	8470454
CLEAR CHANNEL & DESIGN	Community Trademark	CLEAR CHANNEL IDENTITY, INC.	Registered	04/14/2005	004388351	04/30/2015	004388351
CLEAR CHANNEL & DESIGN	Community Trademark	CLEAR CHANNEL IDENTITY, L.P.	Registered	01/15/2002	002535250	07/22/2004	002535250
CLEAR CHANNEL & DESIGN	Ghana	CLEAR CHANNEL IDENTITY, INC.	Registered	11/21/2003	33868	11/21/2010	33868
CLEAR CHANNEL & DESIGN	Kenya	CLEAR CHANNEL INDEPENDENT (PROPRIETARY) LIMITED	Registered	11/11/2002	SMA3032	11/11/2012	SMA3032
CLEAR CHANNEL & DESIGN	Latvia	CLEAR CHANNEL IDENTITY, INC.	Registered	10/03/2003	M031658	08/20/2004	M53715
CLEAR CHANNEL & DESIGN	Malawi	CLEAR CHANNEL IDENTITY, INC.	Registered	12/04/2002	534/2002	12/04/2002	534/2002
CLEAR CHANNEL & DESIGN	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	528009	11/15/2002	768550

CLEAR CHANNEL & DESIGN	Mozambique	CLEAR CHANNEL IDENTITY, INC.	Registered	11/25/2002	06644/2002	11/25/2002	06644/2002
CLEAR CHANNEL & DESIGN	Norway	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	200200236	05/12/2002	216830
CLEAR CHANNEL & DESIGN	O.A.P.I	CLEAR CHANNEL IDENTITY, INC.	Registered	12/24/2003	49154	12/24/2013	49154
CLEAR CHANNEL & DESIGN	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	142590	07/23/2002	29929
CLEAR CHANNEL & DESIGN	Russian Federation	CLEAR CHANNEL BALTICS AND RASJA	Registered	06/13/2002	2002711722	06/13/2012	250932
CLEAR CHANNEL & DESIGN	Russian Federation	CLEAR CHANNEL BALTICS AND RASJA	Registered	06/13/2002	2002711723	06/13/2012	250933
CLEAR CHANNEL & DESIGN	Switzerland	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	00338/2002	08/30/2002	499218
CLEAR CHANNEL & DESIGN	Turkey	CLEAR CHANNEL IDENTITY, INC.	Registered	12/28/2001	2001/27613	12/28/2001	2001/27613
CLEAR CHANNEL & DESIGN	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	07/16/2001	76/285,469	09/14/2004	2,884,665
CLEAR CHANNEL & DESIGN	Zambia	CLEAR CHANNEL IDENTITY, L.P.	Registered	12/06/2002	698/2002	12/06/2002	698/2002
CLEAR CHANNEL & DESIGN (Series Logo)	New Zealand	CLEAR CHANNEL IDENTITY, INC.	Registered	12/05/2002	669773	10/06/2003	669773
CLEAR CHANNEL & DEVICE	Zimbabwe	INTER AFRICA ADVERTISING ZIMBABWE (Pvt.) LIMITED	Registered	01/01/2003	10/2003	01/01/2003	10/2003
CLEAR CHANNEL (Chinese Characters)	China P.R.	CLEAR CHANNEL IDENTITY, INC.	Registered	01/21/1999	9900007354	05/28/2000	1403657
CLEAR CHANNEL (Chinese Characters)	Hong Kong	CLEAR CHANNEL IDENTITY, INC.	Registered	01/27/1999	99/988	01/18/2001	200100825
CLEAR CHANNEL (Chinese Characters)	Taiwan	CLEAR CHANNEL IDENTITY, INC.	Registered	01/20/1999	88002361	01/16/2000	124785
CLEAR CHANNEL ADSHEL	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	04/03/2002	148665	11/28/2012	31264
CLEAR CHANNEL AIRPORTS	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	03/28/2002	1135729	11/09/2004	TMA625066
CLEAR CHANNEL AIRPORTS	France	CLEAR CHANNEL IDENTITY, L.P.	Registered	01/18/2002	023142391	01/18/2002	023142391
CLEAR CHANNEL AIRPORTS	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	03/11/2002	76/380,663	01/14/2003	2,674,768
CLEAR CHANNEL ATTITUDE	France	CLEAR CHANNEL IDENTITY, L.P.	Registered	03/29/2004	043282644	03/29/2014	043282644

CLEAR CHANNEL CONNECT	Benelux	HILLENAAR OUTDOOR ADVERTISING BV	Registered	04/03/2014	1287233	08/28/2014	0959148
CLEAR CHANNEL CONNECT	Great Britain	CLEAR CHANNEL UK LIMITED	Registered	11/23/2006	2439329	08/03/2007	2439329
CLEAR CHANNEL CONNECT	Ireland	CLEAR CHANNEL IDENTITY, L.P.	Registered	05/21/2007	2007/01223	05/21/2007	237217
CLEAR CHANNEL CREATE	Community Trademark	iHM Identity, Inc.	Registered	09/15/2015	014563886	01/26/2016	014563886
CLEAR CHANNEL CREATE	Singapore	iHM Identity, Inc.	Filed	03/16/2016	40201604738Y
CLEAR CHANNEL EMOTION	France	CLEAR CHANNEL FRANCE	Registered	09/08/2009	D093674797	02/12/2010	093674797
CLEAR CHANNEL INDEPENDENT & DESIGN	Botswana	CLEAR CHANNEL IDENTITY, INC.	Registered	06/21/2002	2002/00314	06/21/2012	2002/00314
CLEAR CHANNEL INDEPENDENT & DESIGN	Lesotho	CLEAR CHANNEL IDENTITY, INC.	Registered	07/05/2002	LS/M/2002/00209	07/05/2012	LS/M/2002/00209
CLEAR CHANNEL INDEPENDENT & DESIGN	Mauritius	CLEAR CHANNEL IDENTITY, INC.	Registered	12/17/2002	1191/12/2002	12/17/2012	278/2005
CLEAR CHANNEL INDEPENDENT & DESIGN	Namibia	CLEAR CHANNEL IDENTITY, INC.	Registered	06/14/2002	2002/0715	06/14/2002	2002/0715
CLEAR CHANNEL INDEPENDENT & DESIGN	Nigeria	CORPCOM AIRPORT ADVERTISING (NIGERIA) LIMITED	Filed	06/14/2002	TP65197
CLEAR CHANNEL INDEPENDENT & DESIGN	Uganda	CLEAR CHANNEL IDENTITY, INC.	Registered	05/05/2003	25673	05/05/2004	35062
CLEAR CHANNEL INTERSPACE AIRPORTS	Louisiana	IN-TER-SPACE SERVICES, INC.	Registered		Not Available	07/14/2008	NA
CLEAR CHANNEL INTERSPACE AIRPORTS	Nebraska	IN-TER-SPACE SERVICES, INC.	Registered		Not Available	10/14/2008	10116170
CLEAR CHANNEL INTERSPACE AIRPORTS	Wisconsin	IN-TER-SPACE SERVICES, INC.	Registered		Not Available	06/11/2008	5802227
CLEAR CHANNEL MALLS	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	03/28/2002	1135730	11/10/2004	TMA625287
CLEAR CHANNEL MALLS	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	03/11/2002	76/380,575	01/21/2003	2,677,525

CLEAR CHANNEL OUTDOOR	Canada	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	1127837	08/31/2005	TMA647002
CLEAR CHANNEL OUTDOOR	Chile	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	555645	01/16/2007	777495
CLEAR CHANNEL OUTDOOR	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	148664	07/17/2002	29867
CLEAR CHANNEL OUTDOOR	Turkey	CLEAR CHANNEL IDENTITY, INC.	Registered	12/28/2001	2001/27604	12/28/2001	2001/27604
CLEAR CHANNEL OUTDOOR	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	07/16/2001	76/285,468	01/20/2004	2,807,051
CLEAR CHANNEL OUTDOOR & DESIGN	Brazil	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	824271203	03/11/2008	824271203
CLEAR CHANNEL OUTDOOR & DESIGN	Lithuania	CLEAR CHANNE LIETUVA	Registered	12/02/2002	20022272	04/09/2004	47798
CLEAR CHANNEL OUTDOOR & DESIGN	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	528013	07/30/2002	757042
CLEAR CHANNEL OUTDOOR & DESIGN	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	01/16/2002	142580	07/17/2002	29860
CLEAR CHANNEL OUTDOOR & DESIGN	United States	CLEAR CHANNEL IDENTITY, INC.	Registered	07/16/2001	76/285,470	12/30/2003	2,799,665
CLEAR CHANNEL PLAY	Singapore	iHM Identity, Inc.	Filed	03/15/2016	40201604736V
CLEAR CHANNEL RUSSIA	Russian Federation	CLEAR CHANNEL IDENTITY, INC.	Registered	08/29/2011	2011728106	08/29/2013	492024
CLEAR CHANNEL RUSSIA & DESIGN	Russian Federation	CLEAR CHANNEL IDENTITY, INC.	Registered	08/29/2011	2011728107	08/29/2013	492025
CLEAR CHANNEL SMARTBIKE	Argentina	CLEAR CHANNEL IDENTITY, INC.	Registered	03/12/2008	2809476	09/12/2012	2525042
CLEAR CHANNEL SMARTBIKE	Argentina	CLEAR CHANNEL IDENTITY, INC.	Registered	03/12/2008	2809474	09/12/2012	2525041
CLEAR CHANNEL SMARTBIKE	Brazil	CLEAR CHANNEL IDENTITY, INC.	Registered	06/05/2008	900892250	10/02/2012	900892250
CLEAR CHANNEL SMARTBIKE	Chile	CLEAR CHANNEL IDENTITY, INC.	Registered	05/07/2008	818875	08/13/2009	857636
CLEAR CHANNEL SMARTBIKE	Chile	CLEAR CHANNEL IDENTITY, INC.	Registered	05/07/2008	818872	08/13/2009	857635
CLEAR CHANNEL SMARTBIKE	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	10/24/2008	969786	10/29/2009	1128435

CLEAR CHANNEL SMARTBIKE	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	10/24/2008	969785	10/29/2009	1128434
CLEAR CHANNEL SMARTBIKE	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	10/24/2008	969781	10/29/2009	1128433
CLEAR CHANNEL SMARTBIKE	Mexico	CLEAR CHANNEL IDENTITY, INC.	Registered	10/24/2008	969788	10/29/2009	1128436
CLEAR CHANNEL SMARTBIKE	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	06/23/2008	358008-2008	04/13/2010	00163842
CLEAR CHANNEL SMARTBIKE	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	06/23/2008	358006	04/13/2010	00061674
CLEAR CHANNEL SMARTBIKE	Peru	CLEAR CHANNEL IDENTITY, INC.	Registered	06/23/2008	358007	04/13/2010	00163841
CLEAR CHANNEL SPECTACOLOR	United States	iHM Identity, Inc.	Registered	08/26/2005	78/701,289	08/15/2006	3,129,523
CLEAR CHANNEL STAGE EXPERIENCE & DESIGN	Great Britain	CLEAR CHANNEL IDENTITY, L.P.	Registered	05/14/2005	2391947	05/14/2015	2391947
CLEAR CHANNEL VISUEL & DESIGN	Mauritius	CLEAR CHANNEL IDENTITY, INC.	Registered	12/17/2002	1190/12/2002	12/17/2002	279/2005
CLEARCHANNEL INDEPENDENT	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	04/11/2002	2002/04918	03/01/2011	2002/04918
CLEARCHANNEL INDEPENDENT	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	04/11/2002	2002/04914	10/14/2010	2002/04914
CLEARCHANNEL INDEPENDENT	South Africa	CLEAR CHANNEL IDENTITY, INC.	Registered	04/11/2002	2002/04917	10/14/2010	2002/04917
CLEARCHANNEL INDEPENDENT	South Africa	CLEAR CHANNEL INDEPENDENT (PROPRIETARY) LIMITED	Registered	04/11/2002	2002/04915	10/14/2010	2002/04915
CLEARCHANNEL INDEPENDENT	South Africa	CLEAR CHANNEL INDEPENDENT (PROPRIETARY) LIMITED	Registered	04/11/2002	2002/04916	10/14/2010	2002/04916
CLEARVISION	Canada	CLEAR CHANNEL OUTDOOR, INC.	Registered	10/01/2012	1,596,443	09/15/2015	914,084
CLEARVISION	Community Trademark	CLEAR CHANNEL OUTDOOR, INC.	Registered	10/02/2012	011234135	02/13/2013	011234135
CLEARVISION	United States	CLEAR CHANNEL OUTDOOR, INC.	Registered	05/03/2012	85/615,311	09/18/2012	4,210,205

CLEARVISION DIGITAL NETWORKS	United States	CLEAR CHANNEL OUTDOOR, INC.	Registered	02/16/2012	85/545,140	10/09/2012	4,221,413
NEWSSTAND MEDIA CLEAR CHANNEL	Brazil	CLEAR CHANNEL INTERNATIONAL LIMITED	Registered	12/15/2004	827.004.869	10/30/2007	827.004.869
NEWSSTAND MEDIA CLEAR CHANNEL	Brazil	CLEAR CHANNEL INTERNATIONAL LIMITED	Registered	12/15/2004	827.004.877	10/30/2007	827.004.877
NEWSSTAND MEDIA CLEAR CHANNEL	Brazil	CLEAR CHANNEL INTERNATIONAL LIMITED	Registered	12/15/2004	827.004.885	10/30/2007	827.004.885
LA OPCION ES CLARA	Mexico	CLEAR CHANNEL OUTDOOR, INC.	Registered	04/17/2002	543419	11/27/2002	770701
LE CHOICE C'EST CLEAR	Canada	CLEAR CHANNEL OUTDOOR, INC.	Registered	03/28/2002	1135732	04/01/2004	TMA606874

Domain Names

Domain Name
ccaadportal.com
ccablackbox.com
ccadportal.com
ccaomni.com
ccaproducts.com
ccaproducts.net
ccf1.fr
cch.lv
cc-int.net
cci-play.com
ccnfc.co.uk
ccnfc.com
ccnfc.nl
ccodigital.com
ccooh.com
ccoutdoor.com
ccplay.es
ccx.es
clearchannel.asia
clearchannel.at
clearchannel.be
clearchannel.biz
clearchannel.ca
clearchannel.ch
clearchannel.co.jp
clearchannel.co.kr
clearchannel.co.nz
clearchannel.co.uk
clear-channel.co.uk
clearchannel.co.za
clearchannel.com.au

clearchannel.com.cn
clearchannel.com.es
clearchannel.com.hk
clearchannel.com.pl
clearchannel.com.sg
clearchannel.com.tr
clearchannel.com.tw
clearchannel.cz
clearchannel.dk
clearchannel.ee
clearchannel.es
clearchannel.eu
clear-channel.eu
clearchannel.fi
clearchannel.fr
clearchannel.hk
clearchannel.hu
clearchannel.ie
clearchannel.io
clearchannel.it
clearchannel.jp
clearchannel.kr
clearchannel.lt
clearchannel.lv
clearchannel.nl
clearchannel.pl
clearchannel.ru
clearchannel.se
clearchannel.tw
clearchannel.no
clearchanneladshel.com
clearchanneladshelmalls.com
clearchannelairport.fi
clearchannelairports.com
clearchannelairports.eu
clearchannelbalticsandrussia.com
clearchannelbalticsrussia.com
clearchannelbillboard.co.uk
clearchannelbillboard.com
clearchannelbillboards.co.uk
clearchannelbillboards.com
clearchannelchoice.co.uk
clearchannelconventionmedia.com
clearchanneldirect.co.uk
clearchanneldubai.com
clearchanneleurope.com
clearchannelhillenaar.nl
clearchannelicons.biz
clearchannelicons.com
clearchannelicons.net
clearchannelicons.org
clearchannelimaging.com
clearchannelindia.com
clearchannelinternational.biz

clear-channel-international.biz
clearchannelinternational.co.uk
clear-channel-international.co.uk
clearchannelinternational.com
clear-channel-international.com
clearchannelinternational.info
clear-channel-international.info
clearchannelinternational.net
clear-channel-international.net
clearchannelinternational.org
clear-channel-international.org
clearchannelinternational.org.uk
clear-channel-international.org.uk
clearchannelinternational.us
clear-channel-international.us
clearchannelinterspace.com
clearchannelinterspaceairports.com
clearchannelitaly.com
clearchanneljolly.com
clearchannelmalls.com
clearchannel-malls.com
clearchannelmedia.com.au
clearchannelmedia.it
clearchannelmedia.kr
clearchannelmedia.ru
clearchannelnederland.nl
clearchanneloutdoor.biz
clearchanneloutdoor.ca
clearchanneloutdoor.co.uk
clearchanneloutdoor.com
clearchannel-outdoor.com
clearchanneloutdoor.eu
clearchanneloutdoor.info
clearchanneloutdoor.ro
clearchanneloutdoor.se
clearchanneloutdoor.us
clearchanneloutdooradvertising.com
clearchanneloutdoordigital.com
clearchannelplay.ch
clearchannelplay.co.uk
clearchannelplay.com
clearchannelplay.com.sg
clearchannelplay.es
clearchannelplay.fr
clearchannelplay.no
clearchannelplay.se
clearchannelposters.com
clearchannelsg.com
clearchannelsmartbike.com
clearchannel-spain.com
clearchannelspectacolor.com
clearchannelspectaculars.com
clearchanneltaxi.com
clearchanneltaximedia.com

clearchanneltransit.com
clearchanneluk.com
clearmedia.cn
clear-media.cn
clearmedia.com.cn
clear-media.com.cn
clear-media.net
clear-media.net.cn
clearvisiondigitalnetworks.com
clearvisiondigitalnetworks.net
hillenaarclearchannel.nl

All other trademarks, domain names, and registrations thereof owned by IHM or its subsidiaries that contain the terms “Clear” and/or “Channel,” or any translations or derivations of any of the foregoing, including without limitation those incorporating the terms “Clara” and “CC” and specifically including:

•
All trademark rights in and to, and domain names containing, “Clear Channel Outdoor” and translations or derivations thereof throughout the world, including without limitation Norway, Switzerland, China, and Singapore.